UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 3, 2004


                            PER-SE TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     000-19480               58-1651222
------------------------------   --------------------       -------------------
       (State or other           (Commission File No.)        (IRS Employer
jurisdiction of incorporation)                              Identification No.)

1145 Sanctuary Parkway, Suite 200, Alpharetta, Georgia               30004
------------------------------------------------------            ----------
       (Address of principal executive offices)                   (Zip Code)


                                 (770) 237-4300
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition.

        On November 3, 2004, Per-Se Technologies, Inc. ("Per-Se") issued a press release announcing its results of operations for the quarterly period ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01         Other Events.

        Notice has been given by Per-Se to the trustee and the holders of Per-Se's 3.25% Convertible Subordinated Debentures due 2024 (the "Debentures") that Per-Se has irrevocably elected to satisfy in cash 100% of the principal amount of the Debentures upon conversion. This election was made pursuant to
Section 10.03(c) of the Indenture governing the Debentures. The aggregate principal amount of the Debentures is $125 million.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibit 99.1 - Press Release dated November 3, 2004 announcing results of operations for the quarterly period ended
         September 30, 2004.


                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 3, 2004


                                      PER-SE TECHNOLOGIES, INC.



                                      By: /s/ CHRIS E. PERKINS
                                      -------------------------------
                                          Chris E. Perkins
                                          Executive Vice President
                                          and Chief Financial Officer



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                      EXHIBIT INDEX

Exhibit
  No.                 Description
---------             -----------
 99.1 Press Release dated November 3, 2004, announcing results of operations for the quarterly period ended September 30, 2004.